EXHIBIT 10.1

                                                                  EXECUTION COPY


                       SUBORDINATED CONVERTIBLE DEBENTURE


THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN COMPLIANCE WITH SUCH ACT, OR ANY APPLICABLE EXEMPTION THERETO, AND ALL APPLICABLE STATE SECURITIES LAWS.

THE OBLIGATIONS OF THE COMPANY TO HOLDER UNDER THIS DEBENTURE ARE SUBORDINATED TO ALL PRESENT AND FUTURE SENIOR INDEBTEDNESS OF THE COMPANY AS PROVIDED HEREIN. BY ACCEPTING THIS DEBENTURE, HOLDER ACKNOWLEDGES, AND AGREES TO BE BOUND BY, SUCH SUBORDINATION PROVISIONS.

                                MICROGRAFX, INC.

                       CONVERTIBLE SUBORDINATED DEBENTURE
                               DUE MARCH 31, 2002

$5,797,000.00     April 16, 1999


         FOR  VALUE  RECEIVED,   Micrografx,  Inc.,  a  Texas  corporation  (the
"Company"), hereby promises to pay to the order of Intergraph Corporation ("Initial Holder" and, together with any other holder hereof, the "Holder"), the principal sum of FIVE MILLION SEVEN HUNDRED NINETY SEVEN THOUSAND DOLLARS ($5,797,000.00) in lawful money of the United States of America, together with interest from and after January 5, 2000 on the unpaid balance thereof at the rate of 7.0% (subject to upward adjustment pursuant to Sections 5.1(d) and 11.2 hereof) per annum through and including January 4, 2001 and at the rate of 8.0% (subject to upward adjustment pursuant to Sections 5.1(d) and 11.2 hereof) per annum thereafter. This Convertible Subordinated Debenture due March 31, 2002 (this "Debenture") has been issued pursuant to the terms of that certain
Agreement and Plan of Merger dated as of April 15, 1999 by and among the Company, Initial Holder and certain other parties named therein (the "Merger Agreement").



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         1. Payment of Interest.  To the extent not previously  prepaid pursuant to Section 2 or converted pursuant to Section 5, interest on this Debenture shall be payable quarterly in arrears on each March 31, June 30, September 30 and December 31, commencing March 31, 2000. Interest for any full quarter shall be computed on the basis of 12 months of 30 days each, regardless of the actual number of days in such quarter. Interest for any partial quarter shall be computed on the basis of the actual number of days elapsed in such quarter. No interest shall accrue until commencing January 5, 2000.

         2. Payment of Principal. To the extent not previously prepaid pursuant to this Section 2 or converted pursuant to Section 5, the principal amount of this Debenture shall be due and payable, on March 31, 2002. The Company shall have the right, upon not less than 30 days' prior written notice, to prepay this Debenture in whole or in part in any integral multiple of $500,000, without premium or penalty; provided, however, that the Company shall not have the right to prepay any portion of this Debenture as to which the Holder has delivered, not later than two (2) business days prior to the date for such prepayment, a Conversion Notice (as such term is defined in Section 5.1 hereof). Upon any such permitted prepayment, the Company shall pay, in addition to the principal amount being prepaid, all accrued and unpaid interest, if any, with respect thereto.

         3. Manner of Payment. All payments of amounts due under this Debenture shall be made in lawful currency of the United States of America at such place as Holder shall designate in writing and shall be payable by the Company by check or wire transfer, in either case in immediately available funds. In the event the date on which any payment is due hereunder is not a business day, such payment shall be due on the next succeeding business date without adjustments in the amount of such payment.

         4. Defaults. If any Default as specified herein or in the Pledge Agreement (as defined in Section 7 hereof) shall occur and shall continue for a period of ten (10) days after written notice of such occurrence from Holder, Holder may, upon further written notice to the Company, accelerate this Debenture and declare the entire principal amount of, and all accrued and unpaid interest on, this Debenture to be immediately due and payable, whereupon such unpaid principal amount and accrued interest shall become and be forthwith due and payable.

         For purposes hereof, the term "Event of Default" shall mean:

                    (i) any  failure of the  Company to make any  prepayment  of which it has  provided  written  notice  to  Holder  pursuant  to
               Section 2 hereof; or

                    (ii) any failure to effect a conversion in  accordance  with the terms hereof after delivery of a Conversion Notice;

                    (iii) any violation of Sections 6 or 11.1 hereof.




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     5.1 Conversion of this Debenture Into Shares of Common Stock.

     (a) Conversion into Shares of Common Stock at Option of Holder. At any time, Holder shall have the right by delivering at least five (5) business days prior to the anticipated conversion date an irrevocable Conversion Notice (as defined below) to convert all or any part (in integral multiples of $500,000) of this Debenture into such number of fully paid and non-assessable shares of common stock of the Company (the "Common Stock") as is equal to the amount of this Debenture to be converted as specified in the Conversion Notice divided by the Conversion Price (as defined below) then in effect; provided, however, that the total amount of all Conversion Notices delivered by Holder during any sixty
(60) day period shall not exceed $2.5 million of the principal amount of this Debenture.

     (b) Conversion into Shares of Common Stock at Option of Company. If the average closing price (as reported on the NASDAQ NMS) of a share of Common Stock for a twenty (20) consecutive trading day period (the "Average Closing Price") is at least 120% of the then-applicable Conversion Price (the "Target Price"), the Company shall have the right (subject to the requirements set forth in the next sentence) to convert all or any part (in integral multiples of $500,000) of this Debenture into such number of fully paid and non-assessable shares of common stock of the Company as is equal to the amount of this Debenture to be converted as specified in the Conversion Notice divided by the Conversion Price (as defined below) then in effect; provided, however, that the total amount of all Conversion Notices delivered by the Company during any sixty (60) day period shall not exceed $1.0 million of the principal amount of this Debenture. In order to exercise its right to convert pursuant to the preceding sentence, the Company must deliver an irrevocable Conversion Notice to the Holder no later than three (3) days after the Average Closing Price falls below the Target Price (but for the avoidance of doubt, subject to the amount restriction in the preceding sentence, the Company shall have the right to deliver a Conversion Notice at any time while the Average Closing Price equals or exceeds the Target Price). Upon receipt of a Conversion Notice from the Company, Holder may elect, upon one (1) business day's notice, to have such conversion be effected prior to the conversion date specified in the Conversion Notice.

     (c) Obligations Upon Conversion. In the event of any conversion of all or any part of this Debenture pursuant to this Section 5.1, all accrued but unpaid interest on the principal to be converted to, but not including, the effective date of such conversion shall be paid to Holder within 10 business days of such conversion. Upon the conversion of all or any part of this Debenture pursuant to this Section 5.1, Holder shall deliver this Debenture to the Company and, upon such delivery, Holder shall be entitled to receive, as soon as practicable but in no event later than ten (10) days thereafter, and the Company shall issue:
(i) a certificate evidencing the number of shares of Common Stock issuable upon conversion hereof ("Conversion Shares") (or if such shares of Common Stock have been converted into cash, securities or other property in connection with the sale, transfer or other disposition of the Company or substantially all of the Company's assets, such cash, securities or other property), (ii) payment of any accrued but unpaid interest to, but not including, the effective date of such conversion, (iii) cash for any fractional share resulting from the conversion of this Debenture into Common Stock, and (iv) a replacement Debenture evidencing the remaining balance not converted. As soon as practicable after the date of such conversion and the surrender of this Debenture, the Company shall cause to be issued and delivered to Holder, or to Holder's written order, a certificate or certificates for the number of full shares of Common Stock or other securities issuable on such conversion (or if such shares of Common Stock have been converted into cash, securities or other property in connection with a sale, transfer or other disposition of all or substantially all of the Company's assets, such cash, securities or other property) in accordance with the provisions hereof and cash for any fractional share.



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     (d) Conversion Price;  Adjustment;  Conversion Notice. For purposes hereof, the term "Conversion Price" shall initially mean $10.00. The Conversion Price shall be subject to periodic adjustment, at the option of the Company, on a Reset Date (as defined below) by multiplying (A) the average closing price (as reported on the NASDAQ NMS) of a share of Common Stock for the preceding 20 trading days prior to a Reset Date, by (B) 115%. The Company shall have the right, but not the obligation, to elect to reset the Conversion Price on November 30, 1999, August 31, 2000 and May 31, 2001 (each, a "Reset Date") by delivering a written notice at any time but no later than 3 business days after such applicable Reset Date to the Holder. If the Company has elected to reset the Conversion Price pursuant to the preceding sentence, then, as soon as practicable but in no event later than 3 days after the applicable Reset Date, the Company shall deliver to Holder a written calculation setting forth the new Conversion Price. If, and on each such occasion on which, the Company fails to elect to reset the Conversion Price with respect to a Reset Date, the interest rate payable hereunder shall be increased by two hundred basis points as of such Reset Date. For purposes hereof, the term "Conversion Notice" shall mean a written notice delivered pursuant to Section 5.1(a) or 5.1(b) specifying the principal amount hereunder to be converted, and the date on which such conversion is proposed to be completed.

                  5.2. Adjustment for Stock Splits and Combinations. If at any time after a Conversion Notice has been delivered but prior to the completion of such conversion, the Company (i) effects a subdivision of the outstanding Common Stock, then, and in each such event, for purposes of calculating the Conversion Price, the relevant closing prices before the subdivision shall be proportionately decreased, or (ii) combines the outstanding shares of Common Stock into a smaller number of shares, then, and in each such event, for purposes of calculating the Conversion Price, the relevant closing prices before the combination shall be proportionately increased. Any adjustment under this
Section 5.2 shall become effective at the close of business on the date the subdivision or combination becomes effective.

                  5.3. Adjustment for Certain Dividends and Distributions. If at any time after a Conversion Notice has been delivered but prior to the completion of such conversion the Company makes a dividend or other distribution payable in additional shares of Common Stock, then and in each such event, for purposes of calculating the Conversion Price, the relevant closing prices prior to such dividend or distribution shall be decreased by multiplying such relevant closing prices by a fraction (A) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (B) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

                  5.4. Adjustments for Other Dividends and Distributions. If at any time after a Conversion Notice has been delivered but prior to the completion of such conversion, the Company makes a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that Holder shall receive upon conversion of this Debenture, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company that Holder would have received had this Debenture been converted into Common Stock on the date of such event and had Holder thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by Holder during such period, subject to all other adjustments called for during such period under this Section 5 with respect to the rights under this Debenture.

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                  5.5.   Adjustment   for    Reclassification,    Exchange   and
Substitution. If at any time or from time to time after the date hereof, the Common Stock issuable upon the conversion of this Debenture is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification, exchange or otherwise (other than a subdivision or combination of shares or dividend or distribution provided for in Sections 5.2, 5.3 or 5.4 above), then and in any such event thereafter this Debenture shall be convertible into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification, exchange or other change by holders of the number of shares of Common Stock into which the Debenture could have been converted immediately prior to such
recapitalization,   reclassification   or  exchange,   all  subject  to  further
adjustment as provided herein.

                  5.6. Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion hereof. In lieu of any fractional shares to which Holder would otherwise be entitled, the Company shall pay cash equal to the fair market value of the fractional share of Common Stock into which this Debenture would otherwise be converted.

         6. Subordination Provisions. The payment of the principal amount of, and accrued interest and fees on, this Debenture shall be subordinated, to the extent and in the manner provided herein, to the prior payment in full of (i) the principal amount of, and all accrued interest on, all indebtedness, whether outstanding on the date of this Debenture or hereafter created, incurred or assumed during the term of this Debenture, and however evidenced, for money borrowed from any and all banks and savings and loans and other depository institutions, finance companies, insurance companies, equipment lessors and other persons or entities which engage in commercial or asset based lending and any assignees of any of the foregoing (collectively, "Financial Institutions"), for the payment of which the Company is or becomes directly or indirectly liable, and all fees, costs, enforcement expenses (including legal fees and disbursements), collateral protection expenses and other reimbursement or indemnity obligations relating to such indebtedness; (ii) guarantees by the Company of indebtedness due to Financial Institutions for borrowed money incurred by subsidiaries of the Company; and (iii) the principal amount of, and all accrued interest and fees on, any renewals, extensions and refundings of any of the foregoing (collectively, "Senior Indebtedness"). The subordination provisions of this Debenture shall constitute a continuing offer to each person who, in reliance upon such provisions, becomes a holder of, or continues to hold, Senior Indebtedness, and such provisions are made for the benefit of each holder of Senior Indebtedness, and each such holder is made an obligee hereunder and may enforce such provisions. Without limiting the generality of the foregoing, the payment of the principal amount of, and accrued interest and fees on, this Debenture is subordinate to the prior payment in full of all Obligations (as defined in the Credit Agreement referred to below) of the Company arising out of or in connection with that certain Revolving Credit Agreement dated April 1, 1998 (as amended and restated or modified from time to time, the "Credit Agreement"), by and between the Company and BankBoston, N.A.

                  Upon the maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, all such Senior Indebtedness shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Indebtedness, before any payment is made on account of this Debenture. Upon the happening of any default or event of default, as defined in the instruments or agreements under which any Senior Indebtedness is incurred, which entitles any holder of Senior Indebtedness to accelerate the maturity thereof, including but not limited to a default in the payment of any Senior Indebtedness, then, no payment shall be made by the Company with respect to this Debenture unless and until such default has been cured or waived or shall have cased to exist or the holder of such Senior Indebtedness has consented to such payment with respect to this Debenture in writing.

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                  Upon any  distribution  of assets of the Company in connection with any  voluntary  or  involuntary  dissolution,  winding up,  liquidation  or reorganization of the Company for the benefit of creditors (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of its creditors or otherwise), (i) the holders of Senior Indebtedness shall first be entitled to receive payment in full in cash of such Senior Indebtedness before Holder is entitled to receive any payment under this Debenture; (ii) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which Holder would be entitled except for the provisions of this Section 6 shall be paid by the liquidating trustee, receiver or agent or other person making such payment or
distribution   directly  to  the  holders  of  Senior   Indebtedness   or  their
representatives, or to the trustee under any indenture under which Senior Indebtedness may have been issued, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness; and (iii) if, notwithstanding the foregoing provisions, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by Holder under this Debenture before all Senior Indebtedness is paid in full, or effective provision made for such payment, such payment or distribution shall be received and held in trust for and shall be paid over to the holders of Senior Indebtedness remaining unpaid or unprovided for or their representatives, or to the trustee under any indenture, agreement or note under which such Senior Indebtedness may have been issued or incurred for application to the payment of such Senior Indebtedness until all Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness.

                  Holder, by acceptance of this Debenture, (i) authorizes and expressly directs the Company on Holder's behalf and in Holder's name to take such action as may be necessary or appropriate to effectuate the subordination provisions of this Section 6, and (ii) appoints the Company as Holder's attorney-in-fact for such purpose, including, in the event of any voluntary or involuntary dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Company, the immediate filing of a claim for the unpaid balance of this Debenture in the form required in said proceedings and causing said claim to be approved. If the Company does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then any holder of Senior Indebtedness is hereby authorized and shall have the right to file and is hereby authorized to file an appropriate claim for and on behalf of Holder, or Holder may make such filing if the holder of the Senior Indebtedness does not do so prior to 20 days before the expiration of the time to file such claim or claims or if the holder of Senior Indebtedness notifies Holder that it will not file such claim on behalf of Holder.

                  Notwithstanding the foregoing, and in addition to the terms of subordination contained herein, the payment of the principal amount of, and all accrued interest and fees on, this Debenture shall be subordinated, to the extent and in the manner provided in any subordination agreement which may be entered into with any Financial Institution to the prior payment in full of all obligations to such Financial Institution. Upon the reasonable request of any Financial Institution, Holder shall, at the Company's expense, execute and deliver one or more subordination agreements containing such terms and provisions as may be requested by such Financial Institution (each, a "Subordination Agreement") and to the extent the terms and conditions of this
Section 6 conflict with the terms and provisions of any Subordination Agreement, the terms of such Subordination Agreement shall be controlling.

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                  HOLDER  AND  ANY  SUBSEQUENT  HOLDER  OF  THIS  DEBENTURE,  BY
ACCEPTANCE HEREOF, ACKNOWLEDGES, AND AGREES TO BE BOUND BY, THE FOREGOING SUBORDINATION PROVISIONS.

         7. Pledge and Security. The Company and the Initial Holder have entered into that certain Pledge and Security Agreement, of even date herewith (the "Pledge Agreement") whereby the Company has secured certain obligations, including, without limitation, its obligations under this Debenture by granting a security interest in and pledging all the stock of InterCAP Graphics Systems, Inc. now owned or hereafter acquired by the Company together with all dividends, stock dividends, stock splits, distributions, rights, proceeds, and other property receivable or otherwise distributable in respect of, or in exchange for, or in substitution of any and all such capital stock (the "Collateral"). Notwithstanding any provisions to the contrary contained herein, the Pledge Agreement shall grant to the Initial Holder, its successors and assigns, a valid first priority, perfected security interest in the Collateral and such security interest shall not be subordinated to the interest of any other party, including, without limitation, any Financial Institution.

         8. Exchange of Debenture. This Debenture is issuable only as a fully registered debenture without coupons. This Debenture may be exchanged for a like debenture with an aggregate principal amount of other denominations at the principal office of the Company. The Company shall keep at its principal office, a register in which the Company shall provide for the registration of transfers of this Debenture. Upon surrender for registration of transfer of this Debenture at the principal office of the Company, the Company shall execute and deliver one or more new debentures, of a like aggregate principal amount registered in the name of the designated transferee or transferees. Upon presentation or surrender for registration of transfer, this Debenture shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed by Holder or Holder's attorney duly authorized in writing. Any debenture issued in exchange for this Debenture or upon transfer hereof shall carry the rights to unpaid interest which were carried by this Debenture upon such exchange or transfer, so that neither gain nor loss of interest shall result from such transfer or exchange.

         9. Replacement of Lost Debenture. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Debenture and, in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Debenture, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Debenture, a new debenture of like tenor dated as of the date from which unpaid interest has then accrued on the lost, stolen, destroyed or mutilated Debenture.

         10. Registered Owner. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Debenture is registered as the owner and holder of this Debenture for the purpose of receiving payment of principal of and interest on such Debenture and for all other purposes whatsoever, whether or not this Debenture shall be overdue, and the Company shall not be affected by notice to the contrary.

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         11.      Reservation of Stock; Registration.

                  11.1 Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Debenture, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of this Debenture; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Debenture, in addition to such other remedies as shall be available to the holder of this Debenture, the Company will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

                  11.2 Registration. As soon as reasonably practicable after the date hereof, but in no event later than 30 days after the date hereof, the Company shall prepare and file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on From S-1 or other form of general applicability (the "Registration Statement") covering the resale of the shares issuable upon conversion of this Debenture. The Company agrees to cause the Registration Statement to become effective as soon as reasonably possible after the filing thereof. At least 5 business days prior to filing the Registration Statement, the Company shall deliver to Holder a draft version of the Registration Statement, together with a written notice stating the date on which the Company intends to first file the Registration Statement with the SEC. If the Registration Statement has not been declared effective by the SEC on or before August 10, 1999, the interest rate payable hereunder shall be permanently increased by one hundred (100) basis points, and if the Registration Statement has not been declared effective by the SEC on or before September 9, 1999, the interest rate payable hereunder shall be permanently increased a further one hundred (100) basis points. Until the last to occur of (A) the payment in full of this Debenture and (B) the sale by Holder of all Conversion Shares held by Holder, the Company shall take all such actions and do all such things as are necessary to cause the Registration Statement to remain effective. If for any reason the Registration Statement ceases to be effective prior to the last to occur of the events specified in the preceding sentence, the Company shall immediately, and in no event later than 7 days following such cessation, take all necessary actions to make available to Holder a replacement Registration Statement which shall thereafter remain effective for so long as the Registration Statement was required to be maintained effective. The Company hereby agrees to indemnify and save Holder harmless from any losses or damages arising from any misstatement of a material fact contained in the Registration Statement or any omission of a material fact from the Registration Statement; provided, however, that the Company shall have no obligation to indemnify Holder for losses or damages caused by any information Holder has provided to the Company in writing for use in the Registration Statement; and provided, further, however, that Holder shall indemnify and save harmless the Company for any losses or damages arising from information provided by Holder in writing to the Company for use in the Registration Statement.

         12.      Miscellaneous.

          12.1. Governing Law. This Debenture shall be governed by and construed in accordance with the laws of the State of Texas.

          12.2. Entire Agreement; Amendment. This Debenture and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

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          12.3.  Amendments.  No term of this Debenture may be amended,  waived, discharged or terminated except by a written instrument signed by the Company and Holder.

          12.4.  Notices,  etc.  All  notices,   requests,   demands  and  other
     communications made under this Debenture shall be in writing, correctly addressed to the recipient at the addresses set forth under such recipient's signature on the signature page hereto and shall be deemed to have been duly given (a) upon deliver, if served personally on the party to who notice is to be given, (b) on the date or receipt, refusal or non-delivery indicated on the receipt if mailed to the party to whom notice is to be given by first class mail, registered or certified, postage prepaid, or by air courier, or (c) upon confirmation of transmission, if sent by telecopier. Any party may given written notice of a change of address in accordance with the provisions of this Section 11.4 and after such notice of change has been received, any subsequent notice shall be given to such party in the manner described at such new address.

          12.5. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to Holder upon any breach or default of the Company under this Debenture shall impair any such right, power or remedy of Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Holder of any breach or default under this Debenture, or any waiver on the part of Holder of any provision or condition of this Debenture must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Debenture or by law or otherwise afforded to Holder, shall be cumulative and not alternative.

          12.6. Severability. In case any provision of this Debenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          12.7. Titles. The titles of the Sections and subsections of this Debenture are for convenience or reference only and are not to be considered in construing this Debenture.




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         IN WITNESS  WHEREOF,  this  Debenture  is executed as of the date first above written.

                                MICROGRAFX, INC.


                                By:
                                Name:

                                Title:

                                Address:
                                1303 E. Arapaho Road
                                Richardson, Texas 75081
                                Facsimile: (972) 994-6030


ACCEPTED AND AGREED:

INTERGRAPH CORPORATION




By:
Name:
Title:
Address:          One Madison Industrial Park
                  Huntsville, Alabama 35894
Facsimile:        (256) 730-2048


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